Exhibit 21.01

            List of Subsidiaries of Adelphia Communications Corporation1

ADELPHIA COMMUNICATIONS CORPORATION (Delaware corporation)

     ACP HOLDINGS, INC. (Delaware corporation)2

     ADELPHIA CABLEVISION, INC. (Pennsylvania corporation)
                             Crestwood Holdings, Inc. (Delaware corporation) Manchester Cablevision, Inc.
                                (New Jersey corporation)
                             Niagara Frontier Cable Television, Inc.
                                (New York corporation)
                             Punxsutawney TV Cable Co., Inc.
                                (Pennsylvania corporation)
                             Western Reserve TV Co. (Ohio Corporation)

     ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. (Delaware corporation)

     ADELPHIA INTERNATIONAL II, L.L.C.

     ADELPHIA INTERNATIONAL III, L.L.C.

     ADELPHIA MOBILE PHONES, INC.

     ADELPHIA TELECOMMUNICATIONS, INC.

     BRAZAS COMMUNICATIONS, INC. (Delaware corporation)3

     CENTRAL VIRGINIA CABLE, INC. (Delaware corporation)

     CHAUNCEY COMMUNICATIONS CORPORATION (Delaware corporation)
                             Clear Cablevision, Inc. (Delaware corporation) International Cablevision, Inc.
                                (New York corporation)4

     CHELSEA COMMUNICATIONS, INC. (Delaware corporation)5
                             Aurora Cable Vision, Inc. (New York corporation) Better TV, Inc. of Bennington (Vermont corporation) Campbell Communications, Inc.
                                (Massachusetts corporation)
                             Chautauqua County Cablevision, Inc.
                                (New York corporation)
                             Harbor Vue Cable TV, Inc. (New York corporation) Hoosick Cablevision, Inc. (New York corporation) Kalamazoo County Cablevision, Inc.
                                (Michigan corporation)
                             Mass. Cablevision, Inc. (Massachusetts corporation) Mt. Lebanon Cablevision, Inc.
                                (Pennsylvania corporation)6
                             Multi-Channel T.V. Cable Company (Ohio corporation) Pericles Communications Corporation
                                (Delaware corporation)
                             Mountain Cable Communications Corporation
                                 (Delaware corporation)
                             Mountain Cable Company
                                (Vermont limited partnership)
                             Rigpal Communications, Inc.
                                (Pennsylvania corporation)
                             South Shore Cablevision, Inc.
                                (Massachusetts corporation)
                             Upper St. Clair Cablevision, Inc.
                                (Pennsylvania corporation)
                             Vermilion Cable Communications, Inc.
                                (Ohio corporation)


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                             Adelphia Cablevision Associates, L.P.
                                (Pennsylvania limited partnership)
                             SD Cable Holdings, Inc.
                             Three Rivers Cable Associates, L.P.
                             Crownpoint Cable of New Hampshire
                             Young's Cable TV Corporation

     EMPIRE SPORTS PARTNERS (51% ownership interests)
        (Pennsylvania general partnership)

     GLOBAL ACQUISITION PARTNERS, L.P.

     GLOBAL CABLEVISION, INC.

     GRAND ISLAND CABLE, INC. (Delaware corporation)

     HYPERION TELECOMMUNICATIONS, INC. (88% owned) (Delaware corporation)
                             Hyperion Enhanced Networks of Virginia, Inc.
                                (Delaware corporation)
                             Hyperion Telecommunications of Florida, Inc.
                                (Florida corporation)
                                   Continental Fiber Technologies (20% owned)
                                     (Florida corporation)
                             Hyperion Telecommunications of New York, Inc.
                                (Delaware corporation)
                                   NHT Partnership (40% owned)
                                      (New York general partnership)
                                   NewChannels Hyperion Telecommunications
                                       (50% owned) (New York general
                                       partnership)
                             Hyperion Telecommunications of Kansas, Inc.
                                (Delaware corporation)
                                  Multimedia Hyperion Telecommunications
                                     Partnership (49.9% owned) (Kansas general partnership)
                             Hyperion Telecommunications of Kentucky, Inc.
                                (Delaware corporation)
                                   Louisville Lightwave (50% owned)
                                     (New Jersey partnership)
                             Hyperion Telecommunications of Massachusetts, Inc.
                                (Delaware corporation)
                             Hyperion Telecommunications of New Jersey, Inc.
                                (Delaware corporation)
                                   New Jersey Fiber Technologies Partnership
                                     (19.7% owned) (New Jersey general
                                      partnership)
                             Hyperion Telecommunications of Pennsylvania, Inc.
                                (a Delaware corporation)
                             PECO Hyperion Telecommunications (50% owned)
                                (Pennsylvania general partnership)
                                   Hyperion Telecommunications of Harrisburg
                                      (50% owned) (Pennsylvania general
                                      partnership)
                             Hyperion Telecommunications of Tennessee, Inc.
                                (Delaware corporation)
                                    AVR of Tennessee, L.P. d/b/a Hyperion of
                                       Tennessee, L.P. (95% owned) (California
                                       limited partnership)
                             Hyperion Telecommunications of Vermont, Inc.
                                (Delaware corporation)
                             Hyperion Telecommunications of Virginia, Inc.
                                 (Virginia corporation)
                                   Alternet of Virginia (37% owned)
                                      (Virginia general partnership)
                             Hyperion Telecommunications of Arkansas, Inc.
                                (Delaware corporation)
                                   Entergy Hyperion Telecommunications of
                                      Arkansas, L.L.C. (50% owned)
                                      (an Arkansas limited liability company)
                             Hyperion Telecommunications of Louisiana, Inc.
                                (Delaware corporation)
                                   Entergy Hyperion Telecommunications of
                                      Louisiana, L.L.C. (50% owned)
                                      (an Arkansas limited liability company)
                             Hyperion Telecommunications of Mississippi, Inc.
                                (Delaware corporation)
                                   Entergy Hyperion Telecommunications of
                                      Mississippi, L.L.C. (50% owned) (an
                                      Arkansas limited liability company)

      KALINAKI, INC.


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      KITTANNING CABLEVISION, INC. (Delaware corporation)7

      LOUISA CABLEVISION, INC. (Delaware corporation)
                             Greater Louisa County Cable
                                (Pennsylvania general partnership)

      MARTHA'S VINEYARD CABLEVISION, L.P. (50.1% owned)
         (Massachusetts limited partnership)

      MERCURY COMMUNICATIONS, INC. (Delaware corporation)

      NORTHEAST CABLE, INC. (85% owned) (Delaware corporation)7

      ORCHARD PARK CABLEVISION, INC.

      OXFORD CABLEVISION, INC.

      PAGETIME, INC. (Delaware corporation)

      ROBINSON/PLUM CABLEVISION, L.P.

      SABRES, INC. (Delaware corporation)

      SOUTHWEST VIRGINIA CABLE, INC. (Delaware corporation)
                             Southwest Virginia Holdings, Inc.
                                (Delaware corporation)
                             Richlands Cablevision, L.P.
                                (Delaware limited partnership)

      ST. MARY'S CABLEVISION, INC. (50% owned) (Pennsylvania corporation)

      TAURUS COMMUNICATIONS, INC. (North Carolina corporation)

      TMC HOLDINGS CORPORATION

      UCA CORP.
                             Valley Cablevision, Inc. (Delaware corporation) UltraCom of Montgomery County, Inc.
                                (Delaware corporation)
                                            VanBuren County Cablevision, Inc.
                                               (Pennsylvania corporation)
                                            Multi-Channel TV Cable Co. of
                                                Virginia (Delaware corporation)
                                            Lorain Cable Television, Inc.
                                                (Ohio corporation)

       U.S. TELE-MEDIA INVESTMENT COMPANY (Pennsylvania corporation)
_________________________
1   Adelphia Communications Corporation and its subsidiaries operate under the name "Adelphia Cable Communications." Ownership of subsidiaries is indicated by indentations. Ownership of each subsidiary is 100% unless otherwise indicated parenthetically or by footnote.

2   ACP Holdings, Inc. is the managing general partner of, and holds partnership interests in, Olympus Communications, L.P., a Delaware limited partnership which is not consolidated with Adelphia Communications Corporation. Olympus Communications, L.P. owns 99.98% of the partnership interests of Adelphia Cable Partners, L.P. (a Delaware limited partnership) and 99.9% of the partnership interests in West Boca Acquisition Limited Partnership (a Delaware limited partnership), Telesat Acquisition Limited Partnership (a Delaware limited partnership) and of Leadership Acquisition,
L.P. (a Delaware limited partnership). Adelphia Cable Partners, L.P. owns 100% of the stock of Southeast Florida Cable, Inc. (a Florida corporation) and 50% general partnership interest in Key Biscayne Cablevision (a Pennsylvania general partnership). Southeast Florida Cable, Inc. owns 100% of the stock of Palm Beach Group Cable, Inc. which owns a 50% general partnership interest in Palm Beach Group Cable Joint Venture, both Florida entities. West Boca Acquisition Limited Partnership owns 100% of the stock of West Boca Security, Inc. (a Delaware corporation) and 50.36% limited partnership interest in Starpoint Limited Partnership (a Pennsylvania limited partnership). Starpoint


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Limited Partnership owns 100% of the stock of Cable Sentry Corporation (a
Floridacorporation).

3   Brazas Communications, Inc. owns 100% of the non-voting common stock and
100% of the non-voting preferred stock of TeleMedia Company Holdings, Inc.
(a Delaware corporation), which owns 100% of the stock of TeleMedia Company of Western Connecticut (a Connecticut corporation).

4   International Cablevision, Inc. owns a 50% general partnership interest in
Western New York Cable Advertising, L.P. (a Delaware limited partnership).

5   Chelsea Communications, Inc. holds a 27.43% interest as General Partner in
Adelphia Cablevision Associates, L.P.; in addition, the following entities hold the following percentage interest as limited partners: Aurora Cable Vision, Inc. (14.37%), Mass. Cablevision, Inc. (31.09%), Kalamazoo County Cablevision, Inc. (10.78%), and Vermilion Cable Communications, Inc. (16.33%). Chelsea Communications, Inc. also owns a 61% general partnership interest in Media Partners of Massachusetts.

6   Mt. Lebanon Cablevision, Inc. owns a 75% partnership interest in Three
Rivers Cable Associates, L.P. (an Ohio limited partnership).

7   Northeast Cable, Inc. and Kittanning Cablevision, Inc. own general partnership interests of 99% and 1%, respectively, in Robinson/Plum Cablevision, L.P. (a Pennsylvania limited partnership).

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